Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,As
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Endologix, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission (the “Report”), I, David Richards, Chief Financial Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 780(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2004	By: /s/ Robert J. Krist __________________________________________ Robert J. Krist Chief Financial Officer